Exhibit 10.7

AMENDMENT TO STOCKHOLDERS AGREEMENT

THIS AMENDMENT TO STOCKHOLDERS AGREEMENT (this “Amendment”) is made as of August 3, 2004, by and between Symmetry Medical Inc., a Delaware corporation (the “Company”), Olympus/Symmetry Holdings LLC, a Delaware limited liability company (“Investor”), and those certain other parties executing the signature pages hereto.

WHEREAS, the Company, Investor and certain other Persons are a party to that certain Stockholders Agreement, dated as of October 18, 2000, as amended or modified from time to time (the “Stockholders Agreement”). Capitalized terms used but not defined herein shall have the meaning given to them in the Stockholder Agreement.

WHEREAS, pursuant to the provisions of Section 18 of the Stockholders Agreement, the parties hereto desire to amend certain provisions of the Stockholders Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. The defined term “Common Stock” in Section 16 of the Stockholder’s Agreement is hereby amended by replacing the period at the end of the sentence with a comma and adding the following phrase:

“and any other shares into which such shares may be changed by reason of any amendment, reorganization, reclassification or any other change to the capital stock of the Company.”

2. Obligations Under Section 6. Section 6 of the Stockholders Agreement is hereby amended by adding the following sentence to the end of Section 6:

“(d) The provisions of this Section 6 shall terminate upon a Qualified Public Offering.”

3. Effect of Amendment. The Stockholders Agreement, as amended pursuant to the terms of this Amendment, shall continue in full force and effect after the date of this Amendment.

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IN WITNESS WHEREOF, the undersigned has executed and delivered this Amendment as of the date first written above.

SYMMETRY MEDICAL INC.

By:
Name:
Its:

OLYMPUS/SYMMETRY HOLDINGS LLC

By:
Name:
Its:

(Continuation of Signature Page to Amendment to Stockholders Agreement)

WINDJAMMER MEZZANINE & EQUITY FUND II, L.P.

By:	Windjammer Capital Investors, LLC
Its:	General Partner

By:
Name:
Its:

METTIS GROUP LIMITED

By:
Name:
Its: